UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2026

USA Rare Earth, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41711	98-1720278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 W. Airport Road, Stillwater, OK 74075

(Address of Principal Executive Offices) (Zip Code)

(813) 867-6155

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	USAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously announced, USA Rare Earth, Inc. (“USAR,” “we,” “our,” and “us”) entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 19, 2026, by and among (i) USAR, (ii) Middlebury Merger Sub Ltd., a business company limited by shares incorporated under the laws of the British Virgin Islands and an indirect, wholly owned Subsidiary of USAR, (iii) SVRE Holdings Ltd., a business company limited by shares incorporated under the laws of the British Virgin Islands (“SVRE”), and (iv) Serra Verde Rare Earths Ltd., a company incorporated and existing under the laws of the British Virgin Islands, solely in its capacity as the representative of SVRE’s shareholders. The Merger Agreement provides for the merger of SVRE with and into Merger Sub, with Merger Sub surviving such merger as an indirect, wholly owned subsidiary of USAR.

Item 8.01 Other Events.

In connection with the transactions contemplated by the Merger Agreement (the “Merger”) and to update certain risk factors previously disclosed in USAR’s Form 10-K for the year ended December 31, 2025 that was filed with the Securities and Exchange Commission (the “SEC”) on March 30, 2026, USAR is filing this Current Report on Form 8-K for the purpose of supplementing disclosures contained in USAR’s filings with the SEC.

The updated disclosures are set forth in Exhibit 99.1, 99.2 and 99.3 hereto and comprise the following information:

●	Risks relating to the Merger

●	Risks relating to SVRE

●	Risks relating to USAR

●	Information About SVRE

●	Management’s Discussion and Analysis of Financial Condition and Results of Operations of SVRE

●	Audited financial statements of SVRE for the years ended December 31, 2025 and 2024 (the “Audited Financial Statements”)

●	Unaudited pro forma condensed combined financial statements of USAR for the year ended December 31, 2025, giving effect to the Merger.

A copy of the consent of PricewaterhouseCoopers Auditores Independentes Ltda. with respect to their report dated May 12, 2026 with respect to the Audited Financial Statements is included as Exhibit 23.1 hereto.

Cautionary Note Regarding Forward-Looking Statements

This report, including the exhibits filed hereto, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include those relating to the proposed U.S. government collaboration and the expected timing of executing definitive documents relating thereto, the proposed acquisition of Serra Verde Group (“SVG”), our business plans, strategy, goals and prospects, our plans for and prospects of our other acquisitions, investments and other business development activities, including the announced Carester SAS (“Carester”) and Texas Mineral Resources Corp. (“TMRC”) transactions and other statements regarding USAR’s expectations for future development, operations, strategies, transactions and financial performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “aim,” “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “growth,” “intend,” “may,” “might,” “plan,” “potential,” “project,” “propose,” “should,” “target,” “vision,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

Forward-looking statements are subject to risks and uncertainties and potentially inaccurate assumptions that could cause actual results to differ materially from our expectations, including without limitation: risks that the proposed transactions with SVG, Carester and TMRC may not be consummated on their anticipated timelines or at all; we may not realize the anticipated benefits of our proposed and prior acquisitions, including expected synergies, financial performance, estimated EBITDA and, in the case of Serra Verde, integration of operations, on the anticipated timeline or at all; the ability of our Stillwater magnet manufacturing facility to commence commercial operations on the timing and with the production capacity anticipated or at all; our limited operating history; our ability to commercially extract minerals from the Round Top deposit on our anticipated timeline or at all; risks that we may experience delays, unforeseen expenses, increased capital costs, and other complications while developing our projects; our ability to raise necessary capital on acceptable terms or at all; potential dilution to existing stockholders and the adverse effect on our stock price if we issue additional common stock or equity-linked securities; the volatility of our stock price; our ability to enter into definitive agreements for the proposed U.S. government financing, which is subject to conditions precedent and final government approvals, on the anticipated terms or at all and, if executed, to satisfy the milestones and other conditions of such financing, which could impose conditions to access such financing over a period of time; the availability of rare earth oxide, metal feedstock and other materials, utilities (including power and water) and equipment in quantities and prices that allow us to develop and commercially operate our Stillwater facility and other facilities; our ability to meet individual customer specifications and produce a consistently high quality product; fluctuations in demand for and prices of neo magnets and our other products, including without limitation as a result of dumping, predatory pricing and other tactics by USAR’s competitors or state actors or the overall competitive environment; our ability to achieve positive cash flow or profitability or the ability to access cash flow within our corporate structure due to restrictions contained in our financing agreements; our ability to convert current commercial discussions and/or memorandums of understanding with customers for the sale of our neo magnets and other products into definitive orders; geopolitical developments or disruptions, such as changes in the political environment, export/import or environmental policy of the People’s Republic of China, the United States or other countries in which we operate or sell products or otherwise; war, terrorism, natural disasters or public health emergencies; our ability to retain or recruit key personnel; environmental, health and safety regulations; and our ability to comply with requirements for federal, state and local government incentives and financing.

Additional risks and detailed information regarding factors that may cause actual results to differ materially has been and will be included in the Company’s filings with the SEC. Any forward-looking statements speak only as of the date of this report (or such other date as is specified in such statements), and USAR undertakes no obligation to update any forward-looking statements as a result of new information or future events or developments, except to the extent required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are attached with this current report on Form 8-K:

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers Auditores Independentes Ltda.
99.1	Risk factors
99.2	Supplemental disclosures
99.3	Audited financial statements of SVRE Holdings Ltd. for the years ended December 31, 2025 and 2024
99.4	Unaudited pro forma condensed combined financial statements of USAR for the year ended December 31, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

USA Rare Earth, Inc.

Date: May 13, 2026	By:	/s/ Valerie Ford Jacob
Valerie Ford Jacob
Chief Legal Officer

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